Exhibit 10.2

Ernst & Young Audit 4 rue Auber 75009 PARIS	Deloitte Touche Tohmatsu 185, avenue Charles-de-Gaulle B.P. 136 92203 NEUILLY-SUR-SEINE CEDEX

DASSAULT SYSTEMES

Société Anonyme

9, quai Marcel Dassault, BP 210
92156 SURESNES CEDEX

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement of Dassault Systèmes SA on Form S-8 listed below of our report dated April 15, 2003, with respect to the consolidated financial statements of Dassault Systèmes SA included in its Annual Report (Form 20-F) for the year ended December 31, 2002, filed with the Securities and Exchange Commission on May 15, 2003:

333-100030	Dassault Systèmes 2002 Stock Option Plan
333-13938	Amendment to the Dassault Systèmes 1998 Stock Option Plan
333-8420	Dassault Systèmes 1998 Stock Option Plan
333-7322	Solidworks Corporation 1994 Incentive and Nonqualified Stock Option Plan
333-5174	Amendment to the Dassault Systèmes 1996 Stock Option Plan

Paris and Neuilly-sur-Seine, France, May 15, 2003

Ernst & Young Audit	Deloitte Touche Tohmatsu

Jean-Marc MONTSERRAT	Philippe MOURARET